SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549
                                  FORM 8-K
                          CURRENT REPORT Pursuant
                         to Section 13 OR 15(d) of
                    The Securities Exchange Act of 1934

      Date of report (Date of earliest event reported): April 9, 2003

                        Trinity Learning Corporation
           (Exact Name of Registrant as Specified in Its Charter)

                                    Utah
               (State of Other Jurisdiction of Incorporation)

     0-8924                                                 73-0981865
(Commission File Number)                  (IRS Employer Identification No.)

     2526 Durant Avenue
     Berkeley, California                                94704
(Address of Principal Executive Offices)               (Zip Code)

                               (510) 540-9300
            (Registrant's Telephone Number, Including Zip Code)



                          Trinity Companies, Inc.
       (Former Name or Former Address, if Changed Since Last Report)


Item 5.   Other Events

Effective March 25, 2003, the Company changed its name from "Trinity Companies, Inc.," to "Trinity Learning Corporation." The name change was approved at an annual meeting of shareholders held on February 18, 2003.

Item 7.   Financial Statements and Exhibits.

Exhibits

99.1 Press Release


Item 9.   Regulation FD Disclosure

Trinity Learning Corporation (the "Company"), a publicly held Utah Corporation (OTC: "TTYC"), announced today the appointment of Mr. David
Grebow as the Company's Chief Learning Officer.   The full text of the
Company's press release issued in connection with this matter is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.


                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          TRINITY COMPANIES, INC.

Date: April 9, 2003      By: /s/  Douglas Cole
                         ___________________________________
                         Douglas Cole, Chief Executive Officer